         AMENDED AND RESTATED DECLARATION OF TRUST

                             OF

             OPPENHEIMER STRATEGIC INCOME FUND

      This AMENDED AND  RESTATED  DECLARATION  OF TRUST,  is
made as of the 25th day of  September,  2002,  by and  among
the   individuals   executing   this  Amended  and  Restated
Declaration of Trust as the Trustees.

      WHEREAS,  the  Trustees  previously  formed this Trust
for  the   purposes  of  carrying  on  the   business  of  a
management  investment  company under a Declaration of Trust dated May 1, 1989,  as amended  pursuant  to an Amended  and
Restated Declaration of Trust dated December 13, 2000;

      WHEREAS,  the Trustees  wish to establish a trust fund
under the laws of the  Commonwealth  of  Massachusetts,  for
the  investment  and   reinvestment  of  funds   contributed
thereto;

      NOW,  THEREFORE,  the Trustees  declare that all money
and property  contributed to the trust fund hereunder  shall be held  and  managed  under  this  Declaration  of Trust in trust as herein set forth below.

      ARTICLE FIRST - NAME
      -------------   ----

      This  Trust  shall be known as  OPPENHEIMER  STRATEGIC
INCOME FUND.  The address of  Oppenheimer  Strategic  Income
Fund is 6803 South  Tucson  Way,  Englewood,  CO 80112.  The
Registered Agent for Service is CT Corporation  System,  101
Federal Street, Boston, Massachusetts 02110.

      ARTICLE SECOND - DEFINITIONS
      --------------   -----------

      Whenever  used herein,  unless  otherwise  required by
the context or specifically provided:

      1.    All  terms  used in this  Declaration  of  Trust
that are defined in the 1940 Act (defined  below) shall have the meanings given to them in the 1940 Act.

      2.    "1940 Act" refers to the Investment  Company Act
of 1940 and the  Rules  and  Regulations  of the  Commission
thereunder, all as amended from time to time.

      3.    "Board"   or   "Board   of   Trustees"   or  the
"Trustees" means the Board of Trustees of the Trust.

      4.    "By-Laws"  means  the  By-Laws  of the  Trust as
amended from time to time.

      5.    "Class"  means a class of a series  of shares of
the Trust  established and designated under or in accordance with the provisions of Article FOURTH.

      6.    "Commission"  means the  Securities and Exchange
Commission.

7.    "Declaration  of Trust"  shall mean this  Amended  and
            Restated  Declaration  of  Trust  as it  may  be
            amended or restated from time to time.

8.    "Majority  Vote  of  Shareholders"  shall  mean,  with
            respect  to any  matter on which  the  Shares of
            the  Trust or of a Series or Class  thereof,  as
            the case may be,  may be  voted,  the "vote of a
            majority of the outstanding  voting  securities"
            (as  defined  in the 1940 Act or the  rules  and
            regulations  of the  Commission  thereunder)  of
            the Trust or such  Series or Class,  as the case
            may be.

      9.    "Net asset  value"  means,  with  respect to any
Share of any Series,  (i) in the case of a Share of a Series whose  Shares are not divided  into  Classes,  the  quotient obtained  by  dividing  the value of the net  assets of that
Series  (being  the value of the  assets  belonging  to that
Series less the  liabilities  belonging  to that  Series) by the total number of Shares of that Series  outstanding,  and
(ii) in the  case  of a Share  of a  Class  of  Shares  of a
Series whose Shares are divided into  Classes,  the quotient obtained  by  dividing  the value of the net  assets of that
Series  allocable  to such  Class  (being  the  value of the assets  belonging  to that  Series  allocable  to such Class less the  liabilities  belonging to such Class) by the total number of Shares of such Class  outstanding;  all determined in  accordance  with the methods and  procedures,  including
without   limitation   those  with   respect  to   rounding,
established by the Trustees from time to time.

      10.   "Series"  refers  to  series  of  shares  of the
Trust  established  and  designated  under or in  accordance with the provisions of Article FOURTH.

      11.   "Shareholder"  means a record owner of Shares of
the Trust.

      12.   "Shares"  refers  to the  transferable  units of
interest into which the beneficial  interest in the Trust or any  Series  or  Class  of the  Trust  (as the  context  may require)  shall be  divided  from time to time and  includes fractions of Shares as well as whole Shares.

      13.   "Trust"  refers  to the  Massachusetts  business
trust created by this  Declaration  of Trust,  as amended or restated from time to time.

      14.   "Trustees" refers to the individual  trustees in
their capacity as trustees  hereunder of the Trust and their successor  or  successors  for the time  being in  office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST
      -------------   ----------------

      The purpose or purposes  for which the Trust is formed
and the  business  or objects to be  transacted,  carried on and promoted by it are as follows:

      1.    To hold,  invest or reinvest  its funds,  and in
connection  therewith  to hold  part or all of its  funds in cash,  and  to  purchase  or  otherwise  acquire,  hold  for investment  or  otherwise,  sell,  lend,  pledge,  mortgage, write  options on,  lease,  sell short,  assign,  negotiate, transfer,  exchange  or  otherwise  dispose  of or  turn  to
account   or   realize   upon,    securities   (which   term
"securities"  shall for the purposes of this  Declaration of
Trust,  without  limitation of the  generality  thereof,  be deemed to  include  any  stocks,  shares,  bonds,  financial futures contracts,  indexes, debentures, notes, mortgages or other obligations, and any certificates,  receipts, warrants
or  other  instruments   representing   rights  to  receive,
purchase  or  subscribe  for  the  same,  or  evidencing  or representing  any other rights or interests  therein,  or in any  property  or  assets)  created  or issued by any issuer
(which  term  "issuer"   shall  for  the  purposes  of  this
Declaration of Trust,  without  limitation of the generality
thereof,   be  deemed  to  include   any   persons,   firms,
associations,  corporations,  syndicates,  business  trusts,
partnerships,     investment    companies,     combinations,
organizations,  governments, or subdivisions thereof) and in
financial   instruments  (whether  they  are  considered  as
securities  or  commodities);  and to exercise,  as owner or holder  of any  securities  or  financial  instruments,  all rights,  powers and privileges in respect thereof; and to do
any  and  all  acts  and   things   for  the   preservation,
protection,  improvement  and enhancement in value of any or all such securities or financial instruments.

      2.    To borrow money and pledge  assets in connection
with any of the  objects or  purposes  of the Trust,  and to
issue   notes   or   other   obligations   evidencing   such
borrowings,  to the extent  permitted by the 1940 Act and by the Trust's  fundamental  investment policies under the 1940
Act.

      3.    To issue and sell its Shares in such  Series and
Classes and amounts  and on such terms and  conditions,  for such  purposes and for such amount or kind of  consideration
(including  without limitation  thereto,  securities) now or hereafter  permitted  by the  laws  of the  Commonwealth  of
Massachusetts  and by  this  Declaration  of  Trust,  as the
Trustees may determine.

      4.    To purchase or otherwise acquire,  hold, dispose
of, resell, transfer,  reissue, redeem or cancel its Shares, or to  classify or  reclassify  any  unissued  Shares or any
Shares  previously  issued and  reacquired  of any Series or
Class into one or more Series or Classes  that may have been established  and  designated  from time to time, all without the vote or consent  of the  Shareholders  of the Trust,  in any manner and to the extent now or  hereafter  permitted by this Declaration of Trust.

      5.    To conduct its  business in all its  branches at
one or more offices in New York,  Colorado and  elsewhere in any part of the world,  without  restriction  or limit as to extent.

      6.    To  carry  out  all  or  any  of  the  foregoing
objects and  purposes as  principal  or agent,  and alone or with associates or to the extent now or hereafter  permitted by the  laws of  Massachusetts,  as a member  of,  or as the owner or holder of any securities or other  instruments  of, or share of  interest  in,  any  issuer,  and in  connection therewith  or make or enter  into  such  deeds or  contracts with  any  issuers  and to do such  acts and  things  and to exercise  such powers,  as a natural  person could  lawfully make, enter into, do or exercise.

      7.    To do any and all such  further  acts and things
and to exercise  any and all such  further  powers as may be necessary,  incidental,  relative, conducive, appropriate or
desirable   for   the   accomplishment,   carrying   out  or
attainment  of  all or any  of  the  foregoing  purposes  or objects.

      The foregoing  objects and purposes  shall,  except as
otherwise  expressly  provided,  be in  no  way  limited  or restricted by reference to, or inference  from, the terms of any  other  clause  of this  or any  other  Article  of this
Declaration  of  Trust,   and  shall  each  be  regarded  as
independent  and  construed as powers as well as objects and purposes, and the enumeration of specific purposes,  objects and powers  shall not be  construed  to limit or restrict in any manner  the  meaning  of  general  terms or the  general powers of the Trust now or  hereafter  conferred by the laws
of  the   Commonwealth  of   Massachusetts   nor  shall  the
expression  of one  thing  be  deemed  to  exclude  another, though  it  be  of  a  similar  or  dissimilar  nature,  not expressed;  provided,  however,  that the  Trust  shall  not carry  on any  business,  or  exercise  any  powers,  in any state,  territory,  district or country except to the extent that the same may lawfully be carried on or exercised  under the laws thereof.

      ARTICLE FOURTH - SHARES
      --------------   ------

      1.    The  beneficial  interest  in the Trust shall be
divided  into  Shares,  all with  $.001 par value per share, but the  Trustees  shall  have the  authority  from  time to time, without obtaining  shareholder approval, to create one
or  more   Series  of  Shares  in  addition  to  the  Series
specifically  established  and  designated in part 3 of this
Article FOURTH,  and to divide the shares of any Series into two or more  Classes  pursuant  to  part 2 of  this  Article
FOURTH,  all  as  they  deem  necessary  or  desirable,   to
establish and designate such Series and Classes,  and to fix
and  determine  the  relative   rights  and  preferences  as
between  the  different  Series of Shares or  Classes  as to right of  redemption  and the  price,  terms  and  manner of redemption,  liabilities  and  expenses  to be  borne by any
Series  or  Class,   special  and  relative   rights  as  to
dividends  and  other   distributions  and  on  liquidation,
sinking  or  purchase   fund   provisions,   conversion   on
liquidation,  conversion  rights, and conditions under which the several Series or Classes shall have  individual  voting rights or no voting  rights.  Except as  established  by the
Trustees  with  respect to such Series or Classes,  pursuant to the  provisions  of this  Article  FOURTH,  and except as otherwise  provided  herein,  all  Shares  of the  different
Series and Classes of a Series, if any, shall be identical.

            (a)   The  number of  authorized  Shares and the
number of Shares of each  Series  and each Class of a Series that may be issued is unlimited,  and the Trustees may issue
Shares  of any  Series  or  Class  of any  Series  for  such consideration  and on such terms as they may  determine  (or for no  consideration  if  pursuant  to a Share  dividend or split-up),  or may reduce  the number of issued  Shares of a
Series  or Class in  proportion  to the  relative  net asset value of the  Shares of such  Series or Class,  all  without action or approval of the  Shareholders.  All Shares when so issued  on the terms  determined  by the  Trustees  shall be fully paid and  non-assessable.  The  Trustees  may classify or reclassify any unissued  Shares or any Shares  previously issued and  reacquired of any Series into one or more Series or Classes of Series that may be established  and designated from  time to  time.  The  Trustees  may  hold  as  treasury
Shares (of the same or some other Series),  reissue for such consideration  and on such terms as they may  determine,  or cancel,  at their  discretion  from time to time, any Shares reacquired by the Trust.

            (b)   The  establishment  and designation of any
Series  or any  Class  of any  Series  in  addition  to that established  and designated in part 3 of this Article FOURTH shall  be  effective  upon  either  (i) the  execution  by a majority of the  Trustees  of an  instrument  setting  forth such  establishment  and designation and the relative rights and  preferences  of  such  Series  or  such  Class  of such
Series,  whether directly in such instrument or by reference to, or approval of,  another  document  that sets forth such relative  rights and  preferences of the Series or any Class
of   any   Series   including,   without   limitation,   any
registration   statement   of  the  Trust,   (ii)  upon  the
execution of an  instrument  in writing by an officer of the
Trust  pursuant to the vote of a majority  of the  Trustees, or (iii) as  otherwise  provided in either such  instrument.
At any time  that  there are no  Shares  outstanding  of any
particular  Series  or  Class  previously   established  and
designated,  the Trustees may by an instrument executed by a majority  of their  number  or by an  officer  of the  Trust pursuant  to a vote of a majority  of the  Trustees  abolish that Series or Class and the  establishment  and designation thereof.  Each  instrument  referred  to in  this  paragraph shall be an amendment to this  Declaration of Trust, and the
Trustees  may make any such  amendment  without  shareholder approval.

            (c)   Any  Trustee,  officer  or other  agent of
the Trust,  and any organization in which any such person is interested  may acquire,  own, hold and dispose of Shares of any  Series or Class of any  Series of the Trust to the same extent as if such  person  were not a  Trustee,  officer  or other  agent of the Trust;  and the Trust may issue and sell or cause to be issued  and sold and may  purchase  Shares of any  Series or Class of any Series  from any such  person or
any  such   organization   subject   only  to  the   general
limitations,  restrictions or other provisions applicable to the sale or  purchase  of  Shares  of such  Series  or Class generally.

      2.    (a)   Classes.   The  Trustees  shall  have  the
                  -------
exclusive  authority  from time to time,  without  obtaining shareholder  approval,  to divide  the  Shares of any Series
into  two  or  more  Classes  as  they  deem   necessary  or
desirable,  and to establish and designate such Classes.  In
such  event,   each  Class  of  a  Series  shall   represent
interests  in the  designated  Series  of the Trust and have such voting,  dividend,  liquidation and other rights as may be  established  and  designated by the  Trustees.  Expenses and  liabilities  related  directly  or  indirectly  to  the
Shares  of a Class of a Series  may be borne  solely by such
Class (as  shall be  determined  by the  Trustees)  and,  as provided  in this  Article  FOURTH.  The bearing of expenses and  liabilities  solely  by a Class of  Shares  of a Series shall be appropriately  reflected (in the manner  determined by the  Trustees)  in the  net  asset  value,  dividend  and liquidation  rights  of  the  Shares  of  such  Class  of  a
Series.  The  division  of  the  Shares  of  a  Series  into
Classes and the terms and  conditions  pursuant to which the
Shares of the  Classes  of a Series  will be issued  must be made in  compliance  with  the  1940  Act.  No  division  of
Shares  of  a  Series  into  Classes  shall  result  in  the creation  of a Class of  Shares  having a  preference  as to dividends or  distributions  or a preference in the event of any liquidation,  termination or winding up of the Trust, to the extent such a preference  is prohibited by Section 18 of the 1940 Act as to the Trust.  The fact that a Series  shall have initially been  established and designated  without any specific  establishment  or  designation  of Classes  (i.e.,
                                                       ----
that all  Shares of such  Series are  initially  of a single
Class),   or  that  a  Series   shall  have  more  than  one
established  and  designated  Class,  shall  not  limit  the
authority  of  the  Trustees  to  establish   and  designate
separate  Classes,  or one or more  additional  Classes,  of said Series  without  approval of the holders of the initial
Class  thereof,  or previously  established  and  designated
Class or Classes thereof.

            (b)   Class  Differences.  The  relative  rights
                  ------------------
and  preferences  of the Classes of any Series may differ in such other  respects as the  Trustees  may  determine  to be appropriate  in their sole  discretion,  provided  that such differences  are set  forth in the  instrument  establishing and  designating  such Classes and executed by a majority of the Trustees (or by an instrument  executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

      The relative  rights and  preferences of each Class of
Shares  shall be the same in all respects  except that,  and unless  and  until  the Board of  Trustees  shall  determine otherwise:  (i)  when a vote  of  Shareholders  is  required under  this  Declaration  of  Trust  or  when a  meeting  of
Shareholders is called by the Board of Trustees,  the Shares of a Class  shall vote  exclusively  on matters  that affect that Class only; (ii) the expenses and  liabilities  related to  a  Class  shall  be  borne  solely  by  such  Class  (as determined  and allocated to such Class by the Trustees from time to time in a manner  consistent  with  parts 2 and 3 of this  Article  FOURTH);  and  (iii)  pursuant  to part 10 of
Article  NINTH,  the  Shares of each  Class  shall have such other rights and  preferences  as are set forth from time to time in the then effective  prospectus  and/or  statement of additional  information  relating to the  Shares.  Dividends and  distributions  on each Class of Shares may differ  from the  dividends  and  distributions  on any other such Class, and the net asset  value of each  Class of Shares may differ from the net asset value of any other such Class.

      3.    Without  limiting the  authority of the Trustees
set  forth  in  parts  1 and 2 of  this  Article  FOURTH  to establish  and  designate  any further  Series or Classes of
Series,  the Trustees hereby  establish one Series of Shares having the same name as the Trust,  and said Shares shall be divided into five Classes,  which shall be designated  Class
A,  Class B, Class C,  Class N and Class Y. In  addition  to the rights  and  preferences  described  in parts 1 and 2 of this Article FOURTH with respect to Series and Classes,  the
Series  and  Classes   established  hereby  shall  have  the
relative rights and preferences  described in this part 3 of this  Article  FOURTH.  The  Shares  of any  Series or Class that may from time to time be established  and designated by the Trustees shall (unless the Trustees otherwise  determine with  respect  to some  Series  or  Classes  at the  time of establishing  and  designating  the same) have the following relative rights and preferences:

            (a)   Assets  Belonging to Series or Class.  All
consideration  received  by the  Trust for the issue or sale of Shares  of a  particular  Series  or any  Class  thereof, together  with all  assets in which  such  consideration  is invested or reinvested,  all income, earnings,  profits, and proceeds  thereof,  including any proceeds  derived from the sale,  exchange or liquidation of such assets, and any funds or payments  derived from any  reinvestment of such proceeds in whatever form the same may be, shall  irrevocably  belong to  that  Series  (and  may  be  allocated  to  any  Classes thereof)  for all  purposes,  subject  only to the rights of creditors,  and  shall  be so  recorded  upon  the  books of account of the Trust. Such  consideration,  assets,  income, earnings,  profits,  and  proceeds  thereof,  including  any proceeds  derived from the sale,  exchange or liquidation of such  assets,  and any funds or  payments  derived  from any reinvestment  of such  proceeds,  in whatever  form the same may be,  together with any General  Items  allocated to that
Series as provided  in the  following  sentence,  are herein referred to as "assets  belonging  to" that  Series.  In the event that there are any assets, income, earnings,  profits, and  proceeds  thereof,  funds,  or  payments  which are not readily  identifiable as belonging to any particular  Series
(collectively  "General Items"), the Trustees shall allocate such  General  Items  to and  among  any  one or more of the
Series  established and designated from time to time in such manner and on such basis as they, in their sole  discretion, deem fair and equitable;  and any General Items so allocated to a  particular  Series shall belong to that Series (and be allocable to any Classes  thereof).  Each such allocation by the  Trustees  shall  be  conclusive  and  binding  upon the
Shareholders  of all Series  (and any Classes  thereof)  for all purposes.  No Shareholder  or former  Shareholder of any
Series  or Class  shall  have a claim on or any right to any assets allocated or belonging to any other Series or Class.

            (b)   (1)   Liabilities   Belonging  to  Series.
                        -----------------------------------
The  liabilities,  expenses,  costs,  charges  and  reserves attributable  to each Series shall be charged and  allocated to the  assets  belonging  to each  particular  Series.  Any general liabilities,  expenses,  costs, charges and reserves of the Trust which are not  identifiable as belonging to any particular  Series  shall be  allocated  and  charged by the
Trustees  to and  among  any  one  or  more  of  the  Series established  and designated from time to time in such manner and on such basis as the  Trustees in their sole  discretion deem fair and equitable. The liabilities,  expenses,  costs, charges  and  reserves  allocated  and so  charged  to  each
Series are herein referred to as "liabilities  belonging to"
that  Series.  Each  allocation  of  liabilities,  expenses, costs,  charges  and  reserves  by  the  Trustees  shall  be conclusive and binding upon the  shareholders  of all Series for all purposes.

                  (2)   Liabilities  Belonging  to a  Class.
                        -----------------------------------
If a  Series  is  divided  into  more  than one  Class,  the
liabilities,   expenses,   costs,   charges   and   reserves
attributable  to a Class shall be charged and  allocated  to the  Class  to  which  such  liabilities,  expenses,  costs,
charges  or   reserves   are   attributable.   Any   general
liabilities,  expenses, costs, charges or reserves belonging to the Series  which are not  identifiable  as  belonging to any  particular  Class shall be allocated and charged by the
Trustees  to and  among  any  one  or  more  of the  Classes established  and designated from time to time in such manner and on such basis as the  Trustees in their sole  discretion deem fair and equitable. The liabilities,  expenses,  costs, charges and reserves  allocated and so charged to each Class are herein  referred to as  "liabilities  belonging to" that
Class.  Each  allocation of  liabilities,  expenses,  costs, charges and  reserves by the  Trustees  shall be  conclusive and  binding  upon  the  holders  of  all  Classes  for  all purposes.

            (c)   Dividends.   Dividends  and  distributions
                  ---------
on  Shares  of a  particular  Series or Class may be paid to the  holders  of Shares of that  Series or Class,  with such frequency as the Trustees may determine,  which may be daily
or   otherwise   pursuant  to  a  standing   resolution   or
resolutions  adopted only once or with such frequency as the
Trustees  may  determine,  from such of the income,  capital gains  accrued or realized,  and capital and  surplus,  from the assets  belonging  to that  Series,  or in the case of a
Class,  belonging to such Series and being allocable to such
Class,  as the Trustees may determine,  after  providing for actual and accrued  liabilities  belonging to such Series or
Class.  All  dividends  and  distributions  on  Shares  of a particular  Series or Class shall be distributed pro rata to the  Shareholders  of such Series or Class in  proportion to the  number of Shares of such  Series or Class  held by such
Shareholders at the date and time of record  established for the payment of such dividends or distributions,  except that in connection with any dividend or  distribution  program or procedure  the  Trustees may  determine  that no dividend or distribution  shall be  payable  on  Shares  as to which the
Shareholder's  purchase  order and/or  payment have not been received by the time or times  established  by the  Trustees
under  such  program  or  procedure.   Such   dividends  and
distributions  may be made in cash or Shares of that  Series or Class  or a  combination  thereof  as  determined  by the
Trustees or pursuant to any program  that the  Trustees  may have  in  effect  at the  time  for  the  election  by  each
Shareholder  of the mode of the making of such  dividend  or distribution  to that  Shareholder.  Any  such  dividend  or distribution  paid in  Shares  will be paid at the net asset value thereof as  determined  in accordance  with part 13 of
Article   SEVENTH.    Notwithstanding   anything   in   this
Declaration  of Trust to the  contrary,  the Trustees may at any time  declare  and  distribute  a  dividend  of stock or
other  property  pro  rata  among  the   Shareholders  of  a
particular  Series  or Class at the date and time of  record
established   for  the   payment   of  such   dividends   or
distributions.

            (d)   Liquidation.   In   the   event   of   the
                  -----------
liquidation  or  dissolution  of the Trust or any  Series or
Class  thereof,  the  Shareholders  of each  Series  and all
Classes  of each  Series  that  have  been  established  and designated and are being  liquidated and dissolved  shall be entitled  to  receive,  as a Series  or  Class,  when and as
declared  by  the   Trustees,   the  excess  of  the  assets
belonging  to  that  Series  or,  in the  case  of a  Class, belonging to that Series and  allocable to that Class,  over the  liabilities  belonging  to that  Series or Class.  Upon the  liquidation  or  dissolution of the Trust or any Series or Class  pursuant to this part 3(d) of this Article  FOURTH the Trustees  shall make  provisions  for the payment of all
outstanding   obligations,   taxes  and  other  liabilities,
accrued  or  contingent,  of the  Trust  or that  Series  or
Class.  The assets so  distributable  to the Shareholders of any particular  Class and Series shall be distributed  among such  Shareholders  in  proportion to the relative net asset value of such Shares.  The  liquidation  of the Trust or any particular  Series or Class thereof may be authorized at any time by vote of a majority  of the  Trustees  or  instrument executed  by a  majority  of their  number  then in  office, provided the Trustees  find that it is in the best  interest of the  Shareholders of such Series or Class or as otherwise provided  in this  Declaration  of Trust  or the  instrument establishing  such  Series  or  Class.  The  Trustees  shall
provide  written  notice  to  affected   shareholders  of  a
termination  effected  under this part 3(d) of this  Article
FOURTH.

            (e)   Transfer.  All  Shares of each  particular
                  --------
Series or Class  shall be  transferable,  but  transfers  of
Shares of a particular  Class and Series will be recorded on the Share transfer  records of the Trust  applicable to such
Series or Class of that  Series,  as kept by the Trust or by any transfer or similar  agent,  as the case may be, only at such times as  Shareholders  shall have the right to require the Trust to redeem  Shares of such  Series or Class of that
Series and at such other  times as may be  permitted  by the
Trustees.

            (f)   Equality.  Except  as  provided  herein or
                  --------
in the instrument  designating and  establishing  any Series or Class,  all Shares of a particular  Series or Class shall represent  an equal  proportionate  interest  in the  assets belonging  to  that  Series,  or in  the  case  of a  Class, belonging  to that  Series  and  allocable  to  that  Class,
(subject  to the  liabilities  belonging  to that  Series or that  Class),  and each  Share of any  particular  Series or
Class  shall be equal to each other  Share of that Series or
Class;  but  the  provisions  of  this  sentence  shall  not restrict  any  distinctions  permissible  under this Article
FOURTH  that  may  exist  with  respect  to  Shares  of  the different  Classes of a Series.  The  Trustees may from time to time  divide or  combine  the  Shares  of any  particular
Class or Series  into a greater  or lesser  number of Shares of that  Class or  Series  provided  that such  division  or combination  does not  change the  proportionate  beneficial
interest  in  the  assets   belonging   to  that  Series  or
allocable  to that  Class or in any way affect the rights of
Shares of any other Class or Series.

            (g)   Fractions.  Any  fractional  Share  of any
                  ---------
Class  or   Series,   if  any  such   fractional   Share  is
outstanding,  shall carry proportionately all the rights and obligations  of a whole  Share  of that  Class  and  Series, including  those  rights  and  obligations  with  respect to voting,  receipt of dividends and distributions,  redemption of Shares, and liquidation of the Trust.

            (h)   Conversion  Rights.  Subject to compliance
                  ------------------
with the  requirements  of the 1940 Act, the Trustees  shall have the  authority to provide that (i) holders of Shares of any Series  shall  have the right to  exchange  said  Shares into  Shares of one or more  other  Series of  Shares,  (ii)
holders  of  shares  of any  Class  shall  have the right to exchange  said  Shares  into  Shares  of one or  more  other
Classes of the same or a different Series,  and/or (iii) the
Trust  shall  have the right to carry out  exchanges  of the aforesaid  kind,  in  each  case  in  accordance  with  such requirements  and  procedures as may be  established  by the
Trustees.

            (i)   Ownership  of  Shares.  The  ownership  of
                  ---------------------
Shares  shall be  recorded on the books of the Trust or of a transfer or similar  agent for the Trust,  which books shall be  maintained  separately  for the Shares of each Class and
Series  that  has  been   established  and  designated.   No
certification  certifying  the  ownership  of Shares need be issued except as the Trustees may otherwise  determine  from time to  time.  The  Trustees  may make  such  rules as they
consider    appropriate    for   the   issuance   of   Share
certificates,  the use of facsimile signatures, the transfer of Shares  and  similar  matters.  The  record  books of the
Trust  as kept  by the  Trust  or any  transfer  or  similar agent,  as the case may be,  shall be  conclusive  as to who are the  Shareholders and as to the number of Shares of each
Class  and  Series  held  from  time to  time  by each  such
Shareholder.

            (j)   Investments  in the  Trust.  The  Trustees
                  --------------------------
may accept  investments  in the Trust from such  persons and on such terms and for such  consideration,  not inconsistent with the  provisions  of the 1940 Act,  as they from time to time  authorize or  determine.  Such  investments  may be in the form of cash,  securities or other property in which the appropriate  Series is  authorized  to invest,  hold or own,
valued  as  provided  in  part  13,  Article  SEVENTH.   The
Trustees   may   authorize   any   distributor,    principal
underwriter,  custodian,  transfer  agent or other person to accept  orders  for the  purchase  or sale  of  Shares  that conform to such authorized  terms and to reject any purchase or sale orders for Shares  whether or not conforming to such authorized terms.

      ARTICLE  FIFTH  -  SHAREHOLDERS'  VOTING  POWERS  AND
      --------------     -----------------------------------
MEETINGS
--------

      The  following  provisions  are  hereby  adopted  with
respect  to voting  Shares of the  Trust and  certain  other rights:

      1.    The  Shareholders  shall  have the power to vote
only (a) for the  election  of  Trustees  when that issue is submitted  to  Shareholders,  or removal of  Trustees to the extent and as provided in Article  SIXTH,  (b) with  respect to the amendment of this  Declaration of Trust to the extent and as provided in part 12, Article NINTH,  (c) with respect to  transactions  with  respect  to the  Trust,  a Series or
Class as provided in part 4(a),  Article  NINTH,  (d) to the same extent as the shareholders of a Massachusetts  business
corporation,   as  to  whether   or  not  a  court   action,
proceeding   or  claim  should  be  brought  or   maintained
derivatively  or as a class  action  on  behalf of the Trust any Series,  Class or the Shareholders,  (e) with respect to those  matters  relating  to the Trust as may be required by the 1940 Act or  required  by law,  by this  Declaration  of
Trust,  or the  By-Laws  of the  Trust  or any  registration statement  of the Trust  filed  with the  Commission  or any
State,  or as the Trustees may consider  desirable,  and (f)
with respect to any other  matter as to which the  Trustees, in their sole discretion, shall submit to the Shareholders.

      2.    The  Trust  will not hold  shareholder  meetings
unless  required  by the 1940 Act,  the  provisions  of this
Declaration  of Trust,  or any  other  applicable  law.  The
Trustees  may call a meeting  of  shareholders  from time to time.

      3.    As  to  each  matter  submitted  to  a  vote  of
Shareholders,  each  Shareholder  shall be  entitled  to one vote for each whole Share and to a proportionate  fractional
vote   for   each   fractional   Share   standing   in  such
Shareholder's  name on the books of the  Trust  irrespective of the Series  thereof or the Class  thereof  and all Shares of all Series and  Classes  shall vote  together as a single
Class;  provided,  however,  that (i) as to any matter  with respect  to which a separate  vote of one or more  Series or
Classes   thereof  is  required  by  the  1940  Act  or  the
provisions of the writing  establishing  and designating the
Series or Class,  such requirements as to a separate vote by such  Series  or Class  thereof  shall  apply in lieu of all
Shares of all Series and Classes  thereof voting together as a single  Class;  and (ii) as to any  matter  which  affects only  the  interests  of one or more  particular  Series  or
Classes  thereof,  only the  holders of Shares of the one or more  affected  Series or Classes  thereof shall be entitled to vote,  and each  such  Series  or Class  shall  vote as a separate Class.  All Shares of a Series shall have identical voting  rights,  and all Shares of a Class of a Series shall have  identical  voting  rights.  Shares  may  be  voted  in person  or by  proxy.  Proxies  may be given by or on behalf of a  Shareholder  orally or in writing or  pursuant  to any
computerized,   telephonic,  or  mechanical  data  gathering
process.

      4.    Except  as  required  by the  1940  Act or other
applicable  law,  the  presence  in  person  or by  proxy of one-third  of the Shares  entitled to vote shall be a quorum for the transaction of business at a Shareholders'  meeting, provided,  however,  that if any  action  to be taken by the
Shareholders  of a Series or Class  requires an  affirmative vote of a majority,  or more than a majority,  of the Shares outstanding  and  entitled  to vote,  then with  respect  to voting on that  particular  issue the  presence in person or by  proxy  of  the  holders  of a  majority  of  the  Shares outstanding  and  entitled  to vote at such a meeting  shall constitute  a quorum for the  transaction  of business  with respect to such issue.  Any number less than a quorum  shall be  sufficient  for  adjournments.  If at any meeting of the
Shareholders  there shall be less than a quorum present with respect to a  particular  issue to be voted on, such meeting may be adjourned,  without further  notice,  with respect to such  issue  from  time to  time  until a  quorum  shall  be present  with  respect  to such  issue,  but voting may take
place  with   respect  to  issues  for  which  a  quorum  is
present.  Any  meeting  of  Shareholders,  whether  or not a quorum is present,  may be adjourned with respect to any one or more items of business for any lawful  purpose,  provided that no meeting  shall be adjourned for more than six months
beyond  the   originally   scheduled   date.  Any  adjourned
session or sessions may be held,  within a  reasonable  time
after  the  date  for  the  original   meeting  without  the
necessity  of  further  notice.  A  majority  of the  Shares voted  at a  meeting  at  which a quorum  is  present  shall decide any questions and a plurality  shall elect a Trustee, except  when a different  vote is required by any  provision of  the  1940  Act  or  other  applicable  law  or  by  this
Declaration of Trust or By-Laws.

      5.    Each  Shareholder,  upon request to the Trust in
proper form  determined  by the Trust,  shall be entitled to require  the  Trust to  redeem  from the net  assets of that
Series  all or part of the  Shares of such  Series and Class standing  in the name of such  Shareholder.  The  method  of computing  such net asset value,  the time at which such net asset value shall be computed  and the time within which the
Trust shall make payment  therefor,  shall be  determined as hereinafter  provided in Article SEVENTH of this Declaration of  Trust.  Notwithstanding  the  foregoing,  the  Trustees, when  permitted  or required  to do so by the 1940 Act,  may suspend the right of the  Shareholders  to require the Trust to redeem Shares.

      6.    No Shareholder  shall, as such holder,  have any
right to purchase or  subscribe  for any Shares of the Trust which it may issue or sell,  other than such right,  if any, as the Trustees, in their discretion, may determine.

      7.    All  persons  who  shall  acquire  Shares  shall
acquire  the  same   subject  to  the   provisions   of  the
Declaration of Trust.

      8.    Cumulative  voting for the  election of Trustees
shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES
      -------------   ------------

      1.    The  persons  who  shall act as  Trustees  until
their  successors  are  duly  chosen  and  qualify  are  the
trustees   executing  this   Declaration  of  Trust  or  any
counterpart  thereof.  However, the By-Laws of the Trust may fix the  number of  Trustees  at a number  greater or lesser than the number of initial  Trustees and may  authorize  the
Trustees to increase or decrease the number of Trustees,  to fill any  vacancies  on the  Board  which  may occur for any reason including any vacancies  created by any such increase in the  number  of  Trustees,  to set and alter the terms of office of the  Trustees  and to lengthen or lessen their own terms of office or make their terms of office of  indefinite duration,  all subject to the 1940 Act, as amended from time to  time,  and  to  this  Article  SIXTH.  Unless  otherwise provided by the By-Laws of the Trust,  the Trustees need not be Shareholders.

      2.    A  Trustee  at any  time may be  removed  either
with or  without  cause by  resolution  duly  adopted by the affirmative  vote  of  the  holders  of  two-thirds  of  the outstanding  Shares,  present  in  person or by proxy at any meeting  of  Shareholders  called for such  purpose;  such a meeting  shall be called by the Trustees  when  requested in writing to do so by the record  holders of not less than ten per centum of the  outstanding  Shares.  A Trustee  may also be  removed by the Board of  Trustees,  as  provided  in the
By-Laws of the Trust.

      3.    The  Trustees  shall  make  available  a list of
names and addresses of all  Shareholders  as recorded on the books of the Trust,  upon  receipt of the request in writing signed  by not less  than ten  Shareholders  (who  have been shareholders  for  at  least  six  months)  holding  in  the aggregate  shares  of the  Trust  valued  at not  less  than
$25,000 at current  offering  price (as  defined in the then
effective   Prospectus   and/or   Statement  of   Additional
Information  relating to the Shares under the Securities Act of 1933,  as amended  from time to time) or holding not less than 1% in amount of the entire  amount of Shares issued and outstanding;  such request must state that such Shareholders wish to communicate with other  Shareholders  with a view to obtaining  signatures  to a request  for a  meeting  to take action  pursuant  to part 2 of  this  Article  SIXTH  and be
accompanied   by   a   form   of    communication   to   the
Shareholders.   The  Trustees  may,  in  their   discretion,
satisfy their  obligation under this part 3 by either making available the Shareholder  list to such  Shareholders at the principal  offices  of the Trust,  or at the  offices of the
Trust's  transfer agent,  during regular  business hours, or by  mailing  a  copy  of  such  communication  and  form  of request, at the expense of such requesting Shareholders,  to all other Shareholders,  and the Trustees may also take such other action as may be permitted  under Section 16(c) of the
1940 Act.
      ARTICLE SEVENTH - POWERS OF TRUSTEES
      ---------------   ------------------

      The following  provisions  are hereby  adopted for the
purpose of defining,  limiting and  regulating the powers of the Trust, the Trustees and the Shareholders.

      1.    As soon as any  Trustee  is duly  elected by the
Shareholders  or the Trustees and shall have  accepted  this
Trust,  the Trust  estate  shall vest in the new  Trustee or
Trustees,  together with the  continuing  Trustees,  without any  further  act or  conveyance,  and he or  she  shall  be deemed a Trustee hereunder.

      2.    The     death,     declination,     resignation,
retirement,  removal, or incapacity of the Trustees,  or any one of them,  shall not  operate to annul or  terminate  the
Trust or any Series  but the Trust  shall  continue  in full force and effect  pursuant to the terms of this  Declaration of Trust.

      3.    The assets of the Trust  shall be held  separate
and  apart  from any  assets  now or  hereafter  held in any capacity other than as Trustee  hereunder by the Trustees or any  successor  Trustees.  All of the  assets  of the  Trust
shall  at  all  times  be   considered   as  vested  in  the
Trustees.   No  Shareholder  shall  have,  as  a  holder  of
beneficial  interest in the Trust,  any authority,  power or right  whatsoever  to transact  business for or on behalf of the Trust, or on behalf of the Trustees,  in connection with the property or assets of the Trust, or in any part thereof.

      4.    The  Trustees  in  all  instances  shall  act as
principals,  and are and shall be free from the  control  of the  Shareholders.  The  Trustees  shall have full power and authority  to do any and all acts  and to make and  execute, and to  authorize  the  officers  and agents of the Trust to make and  execute,  any and all  contracts  and  instruments
that  they  may  consider   necessary  or   appropriate   in
connection  with the  management  of the  Trust.  Except  as otherwise  provided  herein or in the 1940 Act, the Trustees shall  not in any way be  bound or  limited  by  present  or future laws or customs in regard to Trust  investments,  but shall  have  full  authority  and  power to make any and all investments  which they,  in their  uncontrolled  discretion and to the  same  extent  as if the  Trustees  were the sole owners of the assets of the Trust and the  business in their own right,  shall deem proper to  accomplish  the purpose of this Trust.  Subject to any  applicable  limitation  in this
Declaration of Trust or by the By-Laws of the Trust,  and in
addition  to  the  powers  otherwise  granted  herein,   the
Trustees shall have power and authority:

            (a)   to adopt  By-Laws  not  inconsistent  with
this  Declaration of Trust  providing for the conduct of the
business   of  the   Trust,   including   meetings   of  the
Shareholders and Trustees,  and other related  matters,  and to amend  and  repeal  them to the  extent  that they do not reserve that right to the Shareholders;

            (b)   to elect  and  remove  such  officers  and
appoint  and  terminate   such  officers  as  they  consider
appropriate  with  or  without  cause,  and to  appoint  and terminate  agents  and  consultants  and hire and  terminate employees,  any one or more of the  foregoing of whom may be a Trustee,  and may provide for the  compensation  of all of the  foregoing;  to  appoint  and  designate  from among the
Trustees or other  qualified  persons such committees as the
Trustees may determine  and to terminate any such  committee and remove any member of such committee;

            (c)   to employ as  custodian  of any  assets of
the  Trust one or more  banks,  trust  companies,  companies that are members of a national securities  exchange,  or any other  entity  qualified  and eligible to act as a custodian under the 1940 Act,  as modified  by or  interpreted  by any applicable  order or orders of the  Commission  or any rules or  regulations  adopted  or  interpretive  releases  of the
Commission  thereunder,  subject to any conditions set forth in this  Declaration  of  Trust or in the  By-Laws,  and may
authorize   such   depository   or   custodian   to   employ
subcustodians or agents;

            (d)   to retain one or more transfer  agents and
shareholder  servicing  agents,  or both,  and may authorize
such   transfer   agents  or  servicing   agents  to  employ
sub-agents;

            (e)   to provide for the  distribution of Shares
either  through a principal  underwriter or the Trust itself or both or otherwise;

            (f)   to set record dates by  resolution  of the
Trustees  or in the manner  provided  for in the  By-Laws of the Trust;

            (g)   to  delegate   such   authority   as  they
consider  desirable  to any officers of the Trust and to any investment advisor,  manager,  custodian or underwriter,  or other agent or independent contractor;

            (h)   to vote or give  assent,  or exercise  any
rights  of  ownership,   with  respect  to  stock  or  other
securities  or  property  held in  Trust  hereunder;  and to execute  and  deliver  powers of  attorney  to or  otherwise authorize  by  standing  policies  adopted by the  Trustees, such person or persons as the  Trustees  shall deem  proper,
granting   to  such   person  or  persons   such  power  and
discretion  with  relation to  securities or property as the
Trustees shall deem proper;

            (i)   to   exercise   powers   and   rights   of
subscription  or otherwise  which in any manner arise out of ownership of securities held in trust hereunder;

            (j)   to hold  any  security  or  property  in a
form  not   indicating   any   trust,   whether  in  bearer,
unregistered  or other  negotiable  form,  either in its own name  or in  the  name  of a  custodian,  subcustodian  or a nominee or nominees or otherwise;

            (k)   to consent to or  participate  in any plan
for  the  reorganization,  consolidation  or  merger  of any corporation  or  concern,  any  security of which is held in the  Trust;  to consent to any  contract,  lease,  mortgage, purchase,  or  sale  of  property  by  such  corporation  or concern,  and to pay calls or subscriptions  with respect to any security or instrument held in the Trust;

            (l)   to  join  with   other   holders   of  any
security  or  instrument  in  acting  through  a  committee,
depositary,   voting  trustee  or  otherwise,  and  in  that
connection  to deposit any security or  instrument  with, or transfer any security to, any such committee,  depositary or trustee,  and to delegate  to them such power and  authority with  relation to any security  (whether or not so deposited or  transferred)  as the Trustees shall deem proper,  and to agree to pay,  and to pay,  such portion of the expenses and compensation  of such  committee,  depositary  or trustee as the Trustees shall deem proper;

            (m)   to  sue or be  sued  in  the  name  of the
Trust;

            (n)   to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy
including, but not limited to, claims for taxes;
            (o)   to make,  by  resolutions  adopted  by the
Trustees  or  in  the  manner   provided  in  the   By-Laws,
distributions   of   income   and  of   capital   gains   to
Shareholders;

            (p)   to borrow  money and to  pledge,  mortgage
or hypothecate  the assets of the Trust or any part thereof, to the extent and in the manner permitted by the 1940 Act;

            (q)   to  enter  into  investment   advisory  or
management contracts,  subject to the 1940 Act, with any one or more corporations,  partnerships, trusts, associations or other persons;

            (r)   to make  loans of cash  and/or  securities
or other assets of the Trust;

            (s)   to  change  the  name of the  Trust or any
Class or Series of the  Trust as they  consider  appropriate without prior shareholder approval;

            (t)   to establish  officers' and Trustees' fees
or compensation  and fees or compensation  for committees of the Trustees to be paid by the Trust or each Series  thereof in such manner and amount as the Trustees may determine;

            (u)   to  invest  all  or  any  portion  of  the
Trust's  assets  in any  one or more  registered  investment companies,  including  investment  by means of  transfer  of such assets in exchange  for an  interest  or  interests  in such  investment  company or investment  companies or by any other means approved by the Trustees;

            (v)   to  determine  whether  a  minimum  and/or
maximum value should apply to accounts  holding  shares,  to fix such values and  establish  the  procedures to cause the involuntary  redemption of accounts that do not satisfy such criteria; and

            (w)   to enter into joint  ventures,  general or
limited   partnerships   and  any  other   combinations   or
associations;

            (x)   to endorse  or  guarantee  the  payment of
any  notes  or  other  obligations  of any  person;  to make contracts of guaranty or  suretyship,  or  otherwise  assume liability for payment thereof;

            (y)   to purchase  and pay for  entirely  out of
Trust  property such  insurance  and/or  bonding as they may deem  necessary  or  appropriate  for  the  conduct  of  the business, including, without limitation,  insurance policies
insuring   the   assets  of  the  Trust   and   payment   of
distributions  and principal on its  portfolio  investments, and insurance policies insuring the Shareholders,  Trustees,
officers,   employees,   agents,   consultants,   investment
advisors, managers, administrators,  distributors, principal underwriters,  or  independent  contractors,  or any thereof
(or  any   person   connected   therewith),   of  the  Trust
individually  against  all claims and  liabilities  of every nature  arising by reason of  holding,  being or having held any such  office or  position,  or by  reason of any  action alleged to have been taken or omitted by any such  person in any such  capacity,  including  any action  taken or omitted that may be determined to constitute negligence,  whether or not the Trust would have the power to indemnify  such person against such liability;

            (z)   to pay pensions for faithful  service,  as
deemed appropriate by the Trustees,  and to adopt, establish and carry out pension,  profit-sharing,  share bonus,  share purchase,  savings,  thrift and other retirement,  incentive and benefit  plans,  trusts and  provisions,  including  the purchasing  of life  insurance  and annuity  contracts  as a means of providing such retirement and other  benefits,  for any or all of the Trustees,  officers,  employees and agents of the Trust;

            (aa)  to adopt  on  behalf  of the  Trust or any
Series  with  respect  to  any  Class   thereof  a  plan  of
distribution and related  agreements thereto pursuant to the terms of Rule  12b-1  of the  1940 Act and to make  payments from  the  assets  of  the  Trust  or  the  relevant  Series pursuant to said Rule 12b-1 Plan;

            (bb)  to  operate  as and carry on the  business
of an  investment  company  and to  exercise  all the powers necessary and appropriate to the conduct of such operations;

            (cc)  to  issue,   sell,   repurchase,   redeem,
retire, cancel, acquire, hold, resell, reissue,  dispose of, and otherwise deal in Shares and,  subject to the provisions set forth in Article  FOURTH and part 4, Article  FIFTH,  to
apply  to  any  such  repurchase,   redemption,  retirement,
cancellation  or acquisition of Shares any funds or property of the Trust,  or the particular  Series of the Trust,  with respect to which such Shares are issued;

            (dd)  in general to carry on any other  business
in  connection  with or  incidental  to any of the foregoing powers, to do everything  necessary,  suitable or proper for the  accomplishment  of any purpose or the attainment of any object  or the  furtherance  of any power  hereinbefore  set forth,  either alone or in association  with others,  and to do every other act or thing  incidental or appurtenant to or growing out of or connected  with the aforesaid  business or purposes, objects or powers.

      The  foregoing  clauses  shall  be  construed  both as
objectives  and powers,  and the  foregoing  enumeration  of specific  powers  shall not be held to limit or  restrict in any manner the general  powers of the  Trustees.  Any action by one or more of the  Trustees  in their  capacity  as such hereunder  shall be  deemed an action on behalf of the Trust or the applicable  Series and not an action in an individual capacity.

      5.    No one dealing with the Trustees  shall be under
any obligation to make any inquiry  concerning the authority of  the  Trustees,  or to  see  to  the  application  of any payments  made or property  transferred  to the  Trustees or upon their order.

      6.    (a)   The  Trustees  shall have no power to bind
any  Shareholder  personally or to call upon any Shareholder
for  the   payment  of  any  sum  of  money  or   assessment
whatsoever  other  than such as the  Shareholder  may at any time  personally  agree to pay by way of subscription to any
Shares  or  otherwise.  This  paragraph  shall not limit the
right  of  the  Trustees  to  assert   claims   against  any
shareholder  based  upon  the  acts  or  omissions  of  such shareholder or for any other reason.

            (b)   Whenever this  Declaration  of Trust calls
for or  permits  any  action  to be  taken  by the  Trustees hereunder,  such  action  shall mean that taken by the Board of Trustees by vote of the  majority of a quorum of Trustees as set forth  from time to time in the  By-Laws of the Trust or as required by the 1940 Act.

            (c)   The  Trustees  shall  possess and exercise
any  and  all  such  additional  powers  as  are  reasonably implied  from the  powers  herein  contained  such as may be necessary  or  convenient  in the conduct of any business or
enterprise  of  the  Trust,  to  do  and  perform   anything
necessary,  suitable,  or proper for the  accomplishment  of any of the  purposes,  or the  attainment of any one or more of the  objects,  herein  enumerated,  or which shall at any time appear  conducive to or expedient for the protection or benefit of the Trust,  and to do and  perform all other acts and things  necessary or incidental  to the purposes  herein before set  forth,  or that may be deemed  necessary  by the
Trustees.   Without   limiting   the   generality   of   the
foregoing,  except as  otherwise  provided  herein or in the
1940  Act,  the  Trustees  shall  not in any way be bound or limited by  present  or future  laws or customs in regard to trust  investments,  but shall have full authority and power to  make  any  and  all  investments  that  they,  in  their discretion,  shall deem proper to accomplish  the purpose of this Trust.

            (d)   The Trustees shall have the power,  to the
extent  not  inconsistent  with the 1940 Act,  to  determine
conclusively  whether  any  moneys,   securities,  or  other
properties  of the  Trust  are,  for  the  purposes  of this
Trust,  to be  considered  as  capital or income and in what manner  any  expenses  or  disbursements  are to be borne as between  capital and income whether or not in the absence of this provision such moneys,  securities, or other properties would be  regarded  as capital or income and  whether or not
in  the  absence  of  this   provision   such   expenses  or
disbursements  would  ordinarily be charged to capital or to income.

      7.    The   By-Laws   of  the  Trust  may  divide  the
Trustees  into classes and prescribe the tenure of office of the  several  classes,  but no  class  of  Trustee  shall be elected for a period  shorter than that from the time of the election  following the division into classes until the next meeting of  Trustees  and  thereafter  for a period  shorter than the  interval  between  meetings  of  Trustees or for a period longer than five years,  and the term of office of at least one class shall expire each year.

      8.    The Shareholders  shall, for any lawful purpose,
have the right to inspect the records,  documents,  accounts and books of the Trust,  subject to  reasonable  regulations of the Trustees,  not contrary to  Massachusetts  law, as to whether  and to what  extent,  and at what times and places, and under what conditions and regulations,  such right shall be exercised.

      9.    Any  officer   elected  or   appointed   by  the
Trustees  or  by  the  Shareholders  or  otherwise,  may  be removed at any time, with or without cause.

      10.   The  Trustees  shall  have  power to hold  their
meetings,  to have an office or offices and,  subject to the provisions of the laws of  Massachusetts,  to keep the books of the Trust outside of said  Commonwealth at such places as may from time to time be designated  by them.  Action may be taken  by  the  Trustees  without  a  meeting  by  unanimous written  consent  or  by  telephone  or  similar  method  of communication.

      11.   Securities  held by the Trust  shall be voted in
person or by proxy by the President or a Vice-President,  or such  officer or  officers  of the Trust or such other agent of the Trust as the  Trustees  shall  designate or otherwise authorize by standing  policies  adopted by the Trustees for the  purpose,  or  by a  proxy  or  proxies  thereunto  duly authorized by the Trustees.

      12.   (a)   Subject  to the  provisions  of  the  1940
Act, any Trustee, officer or employee,  individually, or any partnership  of which any  Trustee,  officer or employee may be a member,  or any corporation or association of which any
Trustee,  officer or employee  may be an  officer,  partner, director,  trustee,  employee or  stockholder,  or otherwise may  have  an  interest,  may  be a  party  to,  or  may  be pecuniarily  or  otherwise  interested  in, any  contract or transaction  of the  Trust,  and in the  absence of fraud no contract or other  transaction  shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a partnership,  corporation or association of which a Trustee,  officer or employee is a member,  officer,
director,   trustee,   employee   or   stockholder   is   so
interested,  such fact shall be disclosed or shall have been known to the Trustees  including  those Trustees who are not
so  interested   and  who  are  neither   "interested"   nor
"affiliated"  persons as those terms are defined in the 1940
Act,  or a  majority  thereof;  and  any  Trustee  who is so interested,  or who is also a  director,  officer,  partner, trustee,  employee or stockholder of such other  corporation or a member of such  partnership or association  which is so interested,  may be counted in determining  the existence of a  quorum  at  any  meeting  of  the  Trustees  which  shall authorize  any such  contract or  transaction,  and may vote thereat to authorize any such contract or transaction,  with like force and effect as if he were not so interested.

            (b)   Specifically,  but without  limitation  of
the  foregoing,  the Trust may enter  into a  management  or investment  advisory  contract or underwriting  contract and other  contracts  with,  and may  otherwise do business with any  manager  or  investment  advisor  for the Trust  and/or principal  underwriter  of the  Shares  of the  Trust or any subsidiary  or affiliate  of any such manager or  investment advisor  and/or  principal  underwriter  and may  permit any such firm or  corporation  to enter  into any  contracts  or other  arrangements  with  any  other  firm  or  corporation relating to the Trust  notwithstanding  that the Trustees of the Trust may be  composed in part of  partners,  directors, officers or employees of any such firm or  corporation,  and officers  of the  Trust  may have  been or may be or  become partners,  directors, officers or employees of any such firm or  corporation,  and in the  absence of fraud the Trust and any such  firm or  corporation  may deal  freely  with  each other,  and no such  contract  or  transaction  between  the
Trust and any such firm or corporation  shall be invalidated or in any way  affected  thereby,  nor shall any  Trustee or officer  of the  Trust  be  liable  to the  Trust  or to any
Shareholder  or creditor  thereof or to any other person for any  loss  incurred  by it or  him  solely  because  of  the existence  of any such  contract  or  transaction;  provided that nothing  herein  shall  protect any director or officer of the Trust  against any  liability  to the trust or to its security  holders to which he would  otherwise be subject by reason of willful  misfeasance,  bad faith, gross negligence or reckless  disregard of the duties involved in the conduct of his office.

            (c)   As used in this  paragraph  the  following
terms shall have the meanings set forth below:

                  (i)   the  term  "indemnitee"  shall  mean
any  present or former  Trustee,  officer or employee of the
Trust, any present or former Trustee,  partner,  Director or
officer  of  another  trust,  partnership,   corporation  or
association  whose securities are or were owned by the Trust or of which the Trust is or was a  creditor  and who  served or serves in such capacity at the request of the Trust,  and
the  heirs,   executors,   administrators,   successors  and
assigns of any of the foregoing;  however,  whenever conduct by an  indemnitee  is referred to, the conduct shall be that of the  original  indemnitee  rather  than that of the heir, executor, administrator, successor or assignee;

                  (ii)  the term "covered  proceeding" shall
mean any threatened,  pending or completed  action,  suit or
proceeding,  whether  civil,  criminal,   administrative  or
investigative,  to which an  indemnitee is or was a party or is  threatened  to be made a party by  reason of the fact or facts  under  which  he or it is an  indemnitee  as  defined above;

                  (iii) the term  "disabling  conduct" shall
mean willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of the office in question;

                  (iv)  the term  "covered  expenses"  shall
mean expenses (including attorney's fees), judgments,  fines and  amounts  paid in  settlement  actually  and  reasonably incurred  by an  indemnitee  in  connection  with a  covered proceeding; and

                  (v)   the    term     "adjudication     of
liability"  shall mean, as to any covered  proceeding and as to  any  indemnitee,  an  adverse  determination  as to  the
indemnitee   whether   by   judgment,   order,   settlement,
conviction  or  upon  a  plea  of  nolo  contendere  or  its equivalent.

            (d)   The   Trust   shall  not   indemnify   any
indemnitee   for  any   covered   expenses  in  any  covered
proceeding  if there has been an  adjudication  of liability against  such  indemnitee  expressly  based on a finding  of disabling conduct.

            (e)   Except  as  set  forth  in  paragraph  (d)
above,  the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding,  whether or not there is an  adjudication  of liability as to such  indemnitee,  such indemnification  by the  Trust to be to the  fullest  extent now or hereafter  permitted by any applicable law unless the
By-laws limit or restrict the  indemnification  to which any indemnitee  may be  entitled.  The  Board  of  Trustees  may adopt by-law provisions to implement  subparagraphs (c), (d)
and (e) hereof.

            (f)   Nothing  herein  shall be deemed to affect
the right of the Trust and/or any  indemnitee to acquire and pay for any  insurance  covering any or all  indemnities  to the  extent  permitted  by  applicable  law or to affect any other indemnification  rights to which any indemnitee may be entitled to the extent  permitted by  applicable  law.  Such rights to  indemnification  shall not,  except as  otherwise provided by law, be deemed  exclusive of any other rights to which such  indemnitee  may be entitled  under any  statute,
By-Law, contract or otherwise.

      13.   The Trustees are  empowered,  in their  absolute
discretion,  to establish the bases or times,  or both,  for determining  the net asset  value per Share of any Class and
Series in accordance  with the 1940 Act and to authorize the voluntary purchase by any Class and Series,  either directly or through an agent,  of Shares of any Class and Series upon such terms and conditions and for such  consideration as the
Trustees  shall deem  advisable in accordance  with the 1940
Act.

      14.   Payment of the net asset  value per Share of any
Class and Series  properly  surrendered to it for redemption shall  be  made  by  the  Trust  within  seven  days,  or as specified in any applicable law or regulation,  after tender of such stock or  request  for  redemption  to the Trust for such  purpose  together  with any  additional  documentation that  may  be  reasonably  required  by  the  Trust  or  its transfer  agent to evidence the authority of the tenderor to make such request,  plus any period of time during which the right of the  holders  of the  shares of such  Class of that
Series to require  the Trust to redeem  such shares has been suspended.  Any  such  payment  may  be  made  in  portfolio securities  of such Class of that Series  and/or in cash, as the Trustees shall deem advisable,  and no Shareholder shall have a right,  other than as determined by the Trustees,  to have Shares redeemed in kind.

      15.   The Trust  shall  have the  right,  at any time,
without prior notice to the  Shareholder to redeem Shares of the  Class  and  Series  held by a  Shareholder  held in any account  registered in the name of such  Shareholder for its current net asset value, for any reason,  including, but not limited to, (i) the  determination  that such  redemption is necessary  to  reimburse  either that Series or Class of the
Trust or the distributor  (i.e.,  principal  underwriter) of the Shares for any loss  either has  sustained  by reason of the  failure  of such  Shareholder  to make  timely and good payment  for  Shares  purchased  or  subscribed  for by such
Shareholder,  regardless of whether such  Shareholder  was a
Shareholder  at the time of such  purchase or  subscription,
(ii)  the  failure  of  a   Shareholder   to  supply  a  tax
identification  number  if  required  to do  so,  (iii)  the failure of a  Shareholder  to pay when due for the  purchase of Shares  issued to him and  subject to and upon such terms and  conditions  as the  Trustees  may  from  time  to  time prescribe,  (iv) pursuant to  authorization by a Shareholder to pay  fees or make  other  payments  to one or more  third parties,  including,  without  limitation,  any affiliate of the investment  advisor of the Trust or any Series  thereof, or (v) if the  aggregate  net asset  value of all  Shares of such  Shareholder  (taken at cost or value, as determined by the Board) has been reduced below an amount  established  by the  Board  of  Trustees  from  time to time as the  minimum amount required to be maintained by Shareholders.

      ARTICLE EIGHTH - LICENSE
      --------------   -------

      The  name  "Oppenheimer"  included  in the name of the
Trust  and  of  any  Series  shall  be  used  pursuant  to a royalty-free,  non-exclusive license from  OppenheimerFunds,
Inc.  ("OFI"),  incidental to and as part of any one or more advisory,  management or supervisory  contracts which may be entered  into by the Trust  with  OFI.  Such  license  shall allow OFI to  inspect  and  subject  to the  control  of the
Board of  Trustees  to control  the  nature  and  quality of services  offered by the Trust under such name.  The license may be terminated by OFI upon  termination of such advisory, management  or  supervisory  contracts or without cause upon
60 days'  written  notice,  in which case  neither the Trust nor any Series or Class shall have any further  right to use the  name  "Oppenheimer"  in its name or  otherwise  and the
Trust,  the Shareholders and its officers and Trustees shall promptly  take  whatever  action may be  necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:
      -------------   -------------

      1.    In case any  Shareholder  or former  Shareholder
shall be held to be  personally  liable  solely by reason of his being or having  been a  Shareholder  and not because of his  acts  or  omissions  or  for  some  other  reason,  the
Shareholder  or  former  Shareholder  (or the  Shareholders'
heirs,    executors,    administrators    or   other   legal
representatives  or in the  case of a  corporation  or other entity,  its corporate or other general  successor) shall be entitled  out of the Trust estate to be held  harmless  from and  indemnified  against all loss and expense  arising from such  liability.  The  Trust  shall,  upon  request  by  the
Shareholder,  assume  the  defense  of any such  claim  made against any  Shareholder  for any act or  obligation  of the
Trust and satisfy any judgment thereon.

      2.    It is hereby expressly  declared that a trust is
created   hereby  and  not  a   partnership,   joint   stock
association,  corporation,  bailment, or any other form of a legal  relationship  other than a trust,  as contemplated in
Massachusetts   General  Laws  Chapter  182.  No  individual
Trustee  hereunder  shall  have any  power to bind the Trust unless so authorized by the Trustees,  or to personally bind
the  Trust's  officers  or  any  Shareholder.   All  persons
extending  credit to, doing business with,  contracting with or having or  asserting  any claim  against the Trust or the
Trustees  shall look only to the  assets of the  appropriate
Series  for  payment  under  any such  credit,  transaction, contract  or claim;  and neither  the  Shareholders  nor the
Trustees,  nor any of their agents, whether past, present or future, shall be personally liable therefor;  notice of such disclaimer  and  agreement  thereto  shall  be given in each
agreement,   obligation  or   instrument   entered  into  or
executed  by  Trust  or  the   Trustees.   There  is  hereby
expressly  disclaimed  Shareholder and Trustee liability for the acts  and  obligations  of the  Trust.  Nothing  in this
Declaration  of Trust  shall  protect a Trustee  or  officer against  any  liability  to which  such  Trustee  or officer
would   otherwise   be   subject   by  reason   of   willful
misfeasance,   bad  faith,   gross  negligence  or  reckless
disregard  of the  duties  involved  in the  conduct  of the office of Trustee or of such officer hereunder.

      3.    The  exercise by the  Trustees  of their  powers
and discretion  hereunder in good faith and with  reasonable care  under  the  circumstances  then  prevailing,  shall be
binding   upon   everyone   interested.   Subject   to   the
provisions  of part 2 of this  Article  NINTH,  the Trustees shall not be liable for errors of  judgment  or  mistakes of fact or law.  Subject to the  foregoing,  (a) Trustees shall not be  responsible  or liable in any event for any  neglect or wrongdoing of any officer,  agent, employee,  consultant,
advisor,    administrator,    distributor    or    principal
underwriter,  custodian  or transfer,  dividend  disbursing,
Shareholder  servicing or accounting agent of the Trust, nor shall any Trustee be responsible  for the act or omission of any  other  Trustee;  (b) the  Trustees  may take  advice of counsel or other  experts  with  respect to the  meaning and operations of this  Declaration of Trust,  applicable  laws, contracts,  obligations,  transactions or any other business the Trust may enter into,  and subject to the  provisions of part 2 of this  Article  NINTH,  shall be under no liability for any act or  omission in  accordance  with such advice or for failing to follow such  advice;  and (c) in  discharging their  duties,  the  Trustees,  when  acting in good  faith, shall be  entitled  to rely upon the books of account of the
Trust and upon  written  reports made to the Trustees by any
officer   appointed   by  them,   any   independent   public
accountant,  and (with respect to the subject  matter of the contract  involved)  any  officer,  partner  or  responsible employee of a party who has been  appointed  by the Trustees or with whom the Trust has entered into a contract  pursuant to Article  SEVENTH.  The Trustees  shall not be required to give any bond as such, nor any surety if a bond is required.

      4.    This Trust shall continue without  limitation of
time but subject to the provisions of  sub-sections  (a) and
(b) of this part 4.

(a)   Subject  to  applicable  Federal  and State  law,  and
except  as  otherwise  provided  in part 5 of  this  Article
NINTH, the Trustees,  with the Majority Vote of Shareholders of an affected  Series or Class,  may sell and convey all or substantially  all the assets of that Series or Class (which sale may be  subject  to the  retention  of  assets  for the payment of  liabilities  and expenses and may be in the form of a statutory  merger to the extent permitted by applicable law) to another  issuer or to another Series or Class of the
Trust  for  a   consideration   which  may  be  or   include
securities of such issuer or may merge or  consolidate  with
any  other   corporation,   association,   trust,  or  other
organization  or  may  sell,  lease,  or  exchange  all or a portion of the Trust  property or Trust  property  allocated or  belonging  to such Series or Class,  upon such terms and
conditions   and  for   such   consideration   when  and  as
authorized by such vote. Such  transactions  may be effected through  share-for-share  exchanges,  transfers  or  sale of
assets,   shareholder  in-kind  redemptions  and  purchases,
exchange  offers,  or  any  other  method  approved  by  the
Trustees.   Upon  making   provision   for  the  payment  of
liabilities,  by assumption by such issuer or otherwise, the
Trustees shall  distribute the remaining  proceeds among the holders  of the  outstanding  Shares of the Series or Class, the assets of which have been so transferred,  in proportion to the relative net asset value of such Shares.

            (b)   Upon  completion  of the  distribution  of
the remaining  proceeds or the remaining  assets as provided in  sub-section  (a)  hereof  or  pursuant  to part  3(d) of
Article  FOURTH,  as  applicable,  the  Series the assets of which have been so transferred  shall terminate,  and if all the assets of the Trust have been so transferred,  the Trust shall  terminate and the Trustees shall be discharged of any and all further  liabilities  and duties  hereunder  and the right,  title and interest of all parties  shall be canceled and discharged.

      5.    Subject  to  applicable  Federal  and state law,
the   Trustees   may   without   the  vote  or   consent  of
Shareholders  cause to be organized or assist in  organizing one or  more  corporations,  trusts,  partnerships,  limited liability  companies,  associations,  or other organization, under  the laws of any  jurisdiction,  to take over all or a portion  of the Trust  property  or all or a portion  of the
Trust  property  allocated  or  belonging  to such Series or
Class or to carry on any  business  in which the Trust shall directly  or  indirectly  have  any  interest,  and to sell,
convey  and  transfer  the  Trust   property  or  the  Trust
property  allocated  or belonging to such Series or Class to any such  corporation,  trust,  limited  liability  company, partnership,  association,  or  organization in exchange for the shares or securities  thereof or otherwise,  and to lend money to,  subscribe  for the shares or  securities  of, and enter into any contracts with any such  corporation,  trust, partnership,  limited  liability  company,  association,  or
organization  or  any  corporation,   partnership,   limited
liability company,  trust,  association,  or organization in which  the Trust or such  Series or Class  holds or is about
to  acquire  shares  or  any  other  interest.   Subject  to
applicable  Federal  and state law,  the  Trustees  may also cause a merger  or  consolidation  between  the Trust or any successor  thereto  or any Series or Class  thereof  and any such  corporation,  trust,  partnership,  limited  liability
company,   association,   or  other  organization.   Nothing
contained  herein shall be  construed as requiring  approval of  shareholders  for the  Trustees to organize or assist in organizing one or more corporations,  trusts,  partnerships,
limited   liability   companies,   associations,   or  other
organizations  and selling,  conveying,  or transferring the
Trust  property  or a portion of the Trust  property to such
organization  or  entities;   provided,  however,  that  the
Trustees  shall  provide  written  notice  to  the  affected
Shareholders  of any transaction  whereby,  pursuant to this part 5,  Article  NINTH,  the  Trust or any  Series or Class thereof  sells,  conveys,  or transfers all or a substantial portion  of its  assets  to  another  entity  or  merges  or consolidates  with another entity.  Such transactions may be effected  through  share-for-share  exchanges,  transfer  or
sale  of  assets,   shareholder   in-kind   redemptions  and
purchases,  exchange  offers,  or any other  approved by the
Trustees.

      6.    The  original or a copy of this  instrument  and
of  each  restated   declaration   of  trust  or  instrument
supplemental  hereto  shall  be  kept at the  office  of the
Trust where it may be inspected by any  Shareholder.  A copy of this  instrument  and of each  supplemental  or  restated
declaration  of trust shall be filed with the  Secretary  of the  Commonwealth  of  Massachusetts,  as well as any  other governmental  office where such filing may from time to time be  required.  Anyone  dealing  with the Trust may rely on a certificate  by an officer of the Trust as to whether or not any such  supplemental  or  restated  declarations  of trust have been made and as to any matters in connection  with the
Trust  hereunder,  and,  with the same  effect as if it were the original,  may rely on a copy certified by an officer of the  Trust  to be a copy of this  instrument  or of any such supplemental  or  restated  declaration  of  trust.  In this
instrument   or  in  any  such   supplemental   or  restated
declaration  of trust,  references to this  instrument,  and all  expressions  like  "herein",  "hereof" and  "hereunder"
shall be deemed to refer to this  instrument  as  amended or affected by any such  supplemental  or restated  declaration of trust.  This  instrument may be executed in any number of counterparts, each of which shall be deemed an original.

      7.    The  Trust  set  forth  in  this  instrument  is
created  under and is to be  governed by and  construed  and administered  according to the laws of the  Commonwealth  of
Massachusetts.  The  Trust  shall  be of the  type  commonly called a Massachusetts  business trust, and without limiting the  provisions  hereof,  the Trust may  exercise all powers which are ordinarily exercised by such a trust.

      8.    In  the  event  that  any  person  advances  the
organizational  expenses of the Trust,  such advances  shall become an  obligation of the Trust subject to such terms and conditions  as may be fixed by,  and on a date  fixed by, or determined with criteria fixed by the Board of Trustees,  to be  amortized  over a period or  periods  to be fixed by the
Board.

      9.    Whenever   any   action  is  taken   under  this
Declaration of Trust  including  action which is required or permitted by the 1940 Act or any other  applicable law, such action shall be deemed to have been  properly  taken if such action is in accordance  with the  construction  of the 1940
Act  or  such  other   applicable  law  then  in  effect  as
expressed  in  "no  action"  letters  of  the  staff  of the
Commission or any release,  rule,  regulation or order under the  1940  Act or  any  decision  of a  court  of  competent jurisdiction,  notwithstanding  that  any of  the  foregoing shall later be found to be invalid or otherwise  reversed or modified by any of the foregoing.

      10.   Any  action  which  may be taken by the Board of
Trustees under this  Declaration of Trust or its By-Laws may be taken by the  description  thereof in the then  effective
prospectus   and/or  statement  of  additional   information
relating to the Shares under the  Securities  Act of 1933 or in any proxy  statement  of the Trust  rather than by formal resolution of the Board.

      11.   Whenever under this  Declaration  of Trust,  the
Board of Trustees is  permitted or required to place a value on assets of the Trust,  such action may be delegated by the
Board,  and/or  determined  in  accordance  with  a  formula determined  by the  Board,  to the extent  permitted  by the
1940 Act.

      12.   The Trustee may,  without the vote or consent of
the  Shareholders,   amend  or  otherwise   supplement  this
Declaration  of Trust by executing or authorizing an officer
of  the  Trust  to  execute  on  their   behalf  a  Restated
Declaration of Trust or a Declaration of Trust  supplemental
hereto,   which   thereafter   shall  form  a  part  hereof,
provided,  however,  that none of the  following  amendments
           -------
shall be effective  unless also  approved by a Majority Vote of  Shareholders:  (i) any  amendment  to  parts 1, 3 and 4,
Article  FIFTH;  (ii) any amendment to this part 12, Article
NINTH;  (iii) any  amendment to part 1, Article  NINTH;  and
(iv) any  amendment to part 4(a),  Article  NINTH that would
change  the   voting   rights  of   Shareholders   contained
therein.  Any  amendment  required  to be  submitted  to the
Shareholders that, as the Trustees  determine,  shall affect the Shareholders of any Series or Class shall,  with respect to the Series or Class so affected,  be  authorized  by vote of the  Shareholders  of that Series or Class and no vote of
Shareholders  of a  Series  or  Class  not  affected  by the amendment  with  respect  to that  Series or Class  shall be
required.   Notwithstanding   anything   else  herein,   any
amendment  to  Article  NINTH,  part 1 shall  not  limit the rights to  indemnification  or  insurance  provided  therein with  respect  to  action  or  omission  or  indemnities  or
Shareholder indemnities prior to such amendment.

      13.   The  captions   used  herein  are  intended  for
convenience  of  reference  only,  and shall  not  modify or affect in any manner the  meaning or  interpretation  of any of the  provisions of this  Agreement.  As used herein,  the singular  shall  include the plural,  the  masculine  gender shall  include  the  feminine  and  neuter,  and the  neuter gender shall include the masculine and feminine,  unless the context otherwise requires.

      IN WITNESS  WHEREOF,  the  undersigned  have  executed
this instrument as of the 1st day of August, 2002.

/s/ William L. Armstrong                        /s/ Robert G. Avis

---------------------------                     --------------------------
William L. Armstrong                            Robert G. Avis
11 Carriage Lane                                1706  Warson Estates Drive
Littleton, Colorado 80121                        St.Louis, Missouri 63124

/s/ Beverly Hamilton                            /s/ Robert J. Malone

--------------------------                       ---------------------------
Beverly Hamilton                                Robert J.Malone
69 Byron Drive                                  334 Monroe Street
Avon, CT  06001                                 Denver, CO 80206

 /s/ Edward L. Cameron                          /s/ Jon S. Fossel
----------------------------                    ----------------------------
Edward L. Cameron                                Jon S. Fossel
Spring Valley Road                               810 Jack Creek Road
Morristown, New Jersey 07960                     Ennis, Montana 59729

  /s/ Sam Freedman                              /s/ F. William Marshall, Jr.
------------------------------                   --------------------------
Sam Freedman                                     F. William Marshall, Jr.
4975 Lakeshore Drive                             87 Ely Road
Littleton, Colorado 80123                        Longmeadow, Massachusetts 01106

/s/ James C. Swain                              /s/ John V. Murphy
------------------------------                  -----------------------------
James C. Swain                                  John V. Murphy
355 Adams Street                                498 Seventh Avenue
Denver, Colorado 80206                          New York,New York 10018

/s/ George C. Bowen
--------------------------
George C. Bowen
9224 Bauer Court
Lone Tree, Colorado 80124